LEASE INDUCEMENT FEE AGREEMENT
THIS LEASE INDUCEMENT FEE AGREEMENT (this “Agreement”) is made and entered into as of August 1, 2015 (the “Effective Date”), by and between ADCARE HEALTH SYSTEMS, INC., a Georgia corporation (“AdCare”) and PWW HEALTHCARE, LLC, PV SNF LLC, HC SNF, LLC, CC SNF, LLC, EW SNF LLC AND EW ALF, LLC (collectively, the “Beacon Entities”).
WHEREAS, AdCare, either directly or through affiliated entities (collectively, the “AdCare Entities”), owns and operates the assisted living facility and the skilled nursing facilities identified in those certain operations transfer agreements dated as of August 1, 2015 between the AdCare Entities and the Beacon Entities (each a “Facility” and collectively, the “Facilities”); and
WHEREAS, the AdCare Entities have entered into subleases with the Beacon Entities dated as of August 1, 2015 (collectively, the “Subleases”) pursuant to which the Beacon Entities have agreed to sublease the Facilities from the AdCare Entities; and
WHEREAS, as an inducement for the Beacon Entities to enter into the Subleases and to commence operation of the Facilities as of the Lease Commencement Date, AdCare has agreed to pay to the Beacon Entities a lease inducement fee on the terms and conditions hereinafter set forth.
NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:
1.Capitalized Terms. All capitalized but undefined terms used in this Agreement shall have the meanings ascribed to them in the Subleases.
2.    Lease Inducement Fee. Within one (1) business day following the Lease Commencement Date, AdCare shall pay to the Beacon Entities a lease inducement fee equal to (i) $600,000.00 minus (ii) the origination fee, (iii) the Security Deposits for all Facilities, (iv) the first month’s Base Rent and Additional Rent for all Facilities, (v) Lender’s fees and expenses plus (vi) the July consulting fee and (vii) the accrued vacation for employees of the Facilities as of July 31, 2015 (hereinafter such net amount is referred to as the “Net Lease Inducement Fee”). The Net Lease Inducement Fee shall be paid by wire transfer in accordance with wire transfer instructions attached hereto as Exhibit “A”.
3.    Severability. The Beacon Entities and the AdCare Entities covenant and agree that the provisions contained herein are reasonable and are not known or believed to be in violation of any federal, state, or local law, rule or regulation. Except as noted below, should any provision of this Agreement be declared or determined by any court of competent jurisdiction to be unenforceable or invalid for any reason, the validity of the remaining terms or provisions of this Agreement will not be affected thereby and the invalid or unenforceable term or provision will be deemed not to be a part of this Agreement. The covenants set forth in this Agreement are to be reformed if held to be unreasonable or unenforceable, in whole or in part, and, as written and as reformed, will be deemed to be part of this Agreement.

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4.    Assignment. Neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred, in whole or in part, by the Beacon Entities.
5.    Entire Agreement; Modification; Governing Law. This Agreement constitutes the entire understanding of AdCare and the Beacon Entities regarding the subjects addressed herein, and this Agreement supersedes and replaces all prior oral or written understandings and discussions concerning such subjects. This Agreement can be modified only by a writing signed both by AdCare and the Beacon Entities. This Agreement will be interpreted in accordance with and governed by the laws of the State of Georgia without regarding to conflicts of law principles.
6.    Non-Waiver. The failure of either party to insist upon or enforce strict performance of any provision of this Agreement or to exercise any rights or remedies hereunder will not be construed as a waiver to assert or rely upon any such provision, right or remedy in that or any other instance.
7.    Notices. Any notice or other communication under this Agreement will be in writing, signed by the party making the same, and will be delivered by hand, by overnight delivery service, or sent by certified mail, postage prepaid, addressed as follows: (i) if to AdCare, to Two Buckhead Plaza, 3050 Peachtree Road NW, Suite 355, Atlanta, Georgia 30305 Attn: CEO and (ii) if to the Beacon Entities, at 15310 Amberly Drive, Suite 185, Tampa, Florida 33647, Attn: Bruce Wertheim. A mailed notice will be deemed given on the date three days after being deposited in the mail with proper postage affixed. Other authorized forms of notice will be deemed given when the notice is actually delivered to the notice address. A notice address may be changed by written notice of the change to the other party.

[Signatures Appear on Following Page]

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IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the Effective Date.
ADCARE:

ADCARE HEALTH SYSTEMS, INC.,
a Georgia corporation

By:    ______________________________
Name:    ______________________________
Title:     ______________________________

BEACON ENTITIES:

PWW HEALTHCARE, LLC,
a Florida limited liability company

By:    __________________________
Name:    __________________________
Title:    __________________________

PV SNF LLC,
a Florida limited liability company

By:    __________________________
Name:    __________________________
Title:    __________________________

HC SNF, LLC,
a Florida limited liability company

By:    __________________________
Name:    __________________________
Title:    __________________________

[Signatures Continued on Following Page]

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CC SNF, LLC,
a Florida limited liability company

By:    __________________________
Name:    __________________________
Title:    __________________________

EW SNF LLC,
a Florida limited liability company

By:    __________________________
Name:    __________________________
Title:    __________________________

EW ALF, LLC,
a Florida limited liability company

By:    __________________________
Name:    __________________________
Title:    __________________________

EXHIBIT “A”

WIRE INSTRUCTIONS

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